UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2019

AMMO, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13101	83-1950534
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

7681 E. Gray Rd.

Scottsdale, Arizona 85260

(Address of principal executive offices)

480-947-0001

(Registrant’s telephone number)

Check the appropriate box below if the Form 8 -K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

AMMO, INC.

Form 8-K/A

Current Report

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On March 18, 2019, AMMO, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to disclose that it completed its acquisition of assets of Jagemann Stamping Company’s ammunition casing manufacturing and sales operations (“Jagemann Sporting Group’s Wisconsin Casing Division”) through the Company’s wholly owned subsidiary Enlight Group II, LLC DBA Jagemann Munition Components.

This Current Report on 8-K/A amends Item 9.01(a) of the Initial Form 8-K to include the Audited Financial Statements of the acquired business and Item 9.01(b) to include the Unaudited Pro Forma Combined and Condensed Financial Information. There were no other changes made to the Initial Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of Jagemann Sporting Group’s Wisconsin Casing Division as of December 31, 2018 and 2017.

(b) Pro Forma Financial Information

The unaudited pro forma combined balance sheet as of December 31, 2018 and the pro forma combined statement of operations for the twelve months ended December 31, 2018.

ITEM 9.01	Financial Statements and Exhibits

Exhibit	Description	Filed
2.1	Amended and Restated Asset Purchase Agreement dated March 14, 2019	Filed with Form 8-K Report on March 18, 2019
10.1	Promissory Note	Filed with Form 8-K Report on March 18, 2019
10.2	Security Agreement	Filed with Form 8-K Report on March 18, 2019
99.1	The audited financial statements of Jagemann Sporting Group’s Wisconsin Casing Division as of December 31, 2018 and 2017.	Filed Herewith
99.2	The unaudited pro forma condensed combined financial statements	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2019	AMMO, INC.

	By:	/s/ Fred W. Wagenhals
Fred W. Wagenhals
Chief Executive Officer